UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2007
Ardea Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33734	94-3200380

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2131 Palomar Airport Road, Suite 300
Carlsbad, California	92011
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 602-8422
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT LIST
EXHIBIT 99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On October 8, 2007, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board of Directors”) of Ardea Biosciences, Inc. (the “Company”) amended the Ardea Biosciences, Inc. 2000 Employee Stock Purchase Plan (the “Plan”) to remove the provision terminating the Plan on March 27, 2010. The Committee also approved the initiation of a new series of offerings (the “Offerings”), the first of which will commence on November 15, 2007, with a new offering beginning each six months thereafter. Each Offering will be 24 months in length, with four purchase dates on each six-month anniversary of the commencement date of the applicable Offering.
The following is a description of the general terms of the Plan and the Offerings as approved by the Committee. The following description is qualified in its entirety by reference to the amended 2000 Employee Stock Purchase Plan and related Offering documents attached hereto as Exhibit 99.1 and incorporated herein by reference.
GENERAL. The Board of Directors adopted the Plan in January 2000, and our stockholders approved it in February 2000. In 2003, the Board of Directors determined to suspend all further offerings under the Plan. In October 2007, the Committee amended the Plan to remove the provision terminating the Plan on March 27, 2010 and approved the initiation of the Offerings.
SHARE RESERVE. The Board of Directors originally approved the issuance of 500,000 shares of our common stock pursuant to purchase rights granted to eligible employees under the Plan. The Plan provides that on December 31 of each year, starting with December 31, 2000, and continuing through and including December 31, 2008, the share reserve will automatically be increased by a number of shares equal to the LESSER of:
•	1% of our then outstanding shares of common stock on a fully diluted basis; or

•	a number of shares to be determined by the Board of Directors.
Pursuant to the foregoing provision, the share reserve was increased by 49,287 shares on December 31, 2000. On each of December 31, 2001 and 2002 the Board of Directors determined not to increase the share reserve under the Plan. Beginning in 2003, as a result of the Board of Director’s suspension of all further offerings under the Plan, no further increases were made to the share reserve under the automatic increase provision described above. As a result, as of October 9, 2007, there were 549,287 shares of Common Stock reserved for issuance under the Plan, of which 93,035 were issued to employees prior to the suspension in 2003 and 456,252 remain available for future issuance.
ELIGIBILITY. The Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code. The Plan provides a means by which eligible employees may purchase Common Stock through payroll deductions. The Company implements the plan by offerings of purchase rights to eligible employees. Generally, all of the Company’s full-time employees and full-time employees of its affiliates incorporated in the United States may participate in offerings under the Plan. However, no employee may participate in the Plan if, immediately after the Company grants the employee a purchase right, the employee has voting power over 5% or more of the Company’s outstanding capital stock.
Under the Plan, executive officers of the Company are eligible to participate in offerings of Common Stock made pursuant to the Plan as described above, provided, however, that the Plan provides that the Board of Directors (or Committee) may determine in a given offering that certain employees who are highly compensated employees within the meaning of Section 403(b)(4)(D) of the Internal Revenue Code of 1986, as amended, are not eligible to participate in such offering.
ADMINISTRATION. Under the Plan, the Board (or Committee) may specify offerings of up to 27 months. Unless determined otherwise, Common Stock will be purchased for accounts of participating employees at a price per share equal to the lower of:
•	85% of the fair market value of a share on the first day of the offering; or

•	85% of the fair market value of a share on the purchase date.
The Board of Directors may provide that employees who become eligible to participate after an offering period begins nevertheless may enroll in that offering. These employees will purchase our stock at the lower of:
•	85% of the fair market value of a share on the day they began participating in the purchase plan; or

•	85% of the fair market value of a share on the purchase date.
Under the Offerings, employees who become eligible to participate after an Offering commences will be required to wait and enroll in the next available Offering.
Participating employees may authorize payroll deductions of up to 15% of their base compensation for the purchase of stock under the Plan. Generally, employees may end their participation in an offering at any time up to 15 days before a purchase period ends. Their participation ends automatically on termination of their employment or loss of eligible status.
OTHER PROVISIONS. The Board of Directors may grant eligible employees purchase rights under the Plan only if the purchase rights, together with any other purchase rights granted under other employee stock purchase plans established by the Company or by its affiliates, if any, do not permit the employee’s rights to purchase the Company’s stock to accrue at a rate which exceeds $25,000 of fair market value of such stock for each calendar year in which the purchase rights are outstanding.
Upon a change in control, a surviving corporation may assume outstanding purchase rights or substitute other purchase rights therefor. If the surviving corporation does not assume or substitute the purchase rights, the offering period will be shortened and the Company’s stock will be purchased for the participants immediately before the change in control.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Document Description
99.1	Ardea Biosciences, Inc. 2000 Employee Stock Purchase Plan and related Offering.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEA BIOSCIENCES, INC.
Date: October 15, 2007	/s/ Christopher W. Krueger
Christopher W. Krueger
Chief Business Officer

EXHIBIT LIST

Exhibit Number	Document Description
99.1	Ardea Biosciences, Inc. 2000 Employee Stock Purchase Plan and related Offering.